Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments —

December 31, 2019 (Unaudited)

The unaudited schedule of investments of Partners Group Private Income Opportunities, LLC (the “Fund”), a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company, as of December 31, 2019 is set forth below:

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments —

December 31, 2019 (Unaudited)

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Private Investments (97.47%)

Direct Equity (11.01%)	Investment Type	Acquisition Date	Shares	Fair Value*
North America (11.01%)
Acrisure Holdings, Inc. +, a	Preferred equity	12/10/18	3,000,000	$3,464,422
Alliant Holdings, Inc. +, a	Preferred equity	01/18/19	3,000	3,000,000
BI Gen Holdings, Inc. +, a	Common equity	09/05/18	14,561	159,069
CB Titan MidCo Holdings, Inc. +, a	Common equity	05/01/17	56,634	89,261
Checkers Drive-in Restaurants, Inc. (US) +, a	Common equity	08/21/19	108	3
ConvergeOne Investment L.P. +, a	Common equity	06/28/19	233	232,500
KDOR Merger Sub Inc. +, a	Common equity	05/11/18	250,000	43,349
KENE Holdings, L.P. +, a, b	Limited partnership interest	08/08/19	—	219,375
KKR Enterprise Co-Invest L.P. +, a	Common equity	10/11/18	548	366,114
KSLB Holdings, LLC +, a	Common equity	07/30/18	252,000	292,581
Safari Co-Investment L.P. +, a, b	Limited partnership interest	03/14/18	—	323,398
Shermco Intermediate Holdings, Inc. +, a	Common equity	06/05/18	2,500	85,186
Total North America (11.01%)				8,275,258
Total Equity (11.01%)				$8,275,258

Direct Debt (86.46%)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value*
Asia - Pacific (4.55%)
Snacking Investments BidCo Pty Limited +, a	Cash 8.50% + BBSY (1.00% Floor)†	12/23/19	12/17/27	Second Lien	$3,542,156	$3,419,446
Total Asia - Pacific (4.55%)						3,419,446

North America (62.87%)
Bracket Intermediate Holding Corp. +, a	Cash 8.13% + L (1.00% Floor)^^	09/05/18	08/31/26	Second Lien	$1,950,000	$1,928,355
Campaign Monitor (UK) Limited +, a	Cash 8.50% + L (1.00% Floor)^^	05/06/19	11/06/25	Second Lien	1,501,042	1,440,250
Chase Industries, Inc. [a,c]	Cash 7.25% + L (1.00% Floor)^^	05/11/18	05/11/26	Second Lien	500,000	—
Chase Industries, Inc. +, a	Cash 8.00% + L (1.00% Floor)^^	05/11/18	05/11/26	Second Lien	1,925,000	1,927,400
Checkers Holdings, Inc. +, a	Cash 4.25% + L (1.00% Floor)^	05/09/17	04/25/24	Senior	154,400	103,935
Checkers Holdings, Inc. +, a	Cash 8.00% + L (1.00% Floor)^	04/25/17	04/25/25	Second Lien	473,161	291,829
CIBT Global, Inc. +, a	Cash 4.00% + L (1.00% Floor)^^	06/19/17	06/01/24	Senior	435,680	418,236
Clarity Telecom, LLC +, a	Cash 8.25% + L (1.00% Floor)^	09/12/19	08/30/27	Second Lien	2,025,000	2,002,725
ConvergeOne Holdings, Inc. +, a	Cash 8.50% + L^	04/15/19	01/04/27	Second Lien	2,325,000	2,121,562
CSC Holdings, LLC +, a	Cash 2.25% + L^	07/31/19	01/15/26	Senior	994,987	998,410
DG Investment Intermediate Holdings 2, Inc. +, a	Cash 6.75% + L (0.75% Floor)^	03/01/18	02/02/26	Second Lien	2,089,500	2,093,490
Diligent Corporation +, a	Cash 5.50% + L (1.00% Floor)^^	05/12/17	04/14/22	Senior	1,359,880	1,352,690
Edgewood Partners Holdings, LLC +, a	Cash 4.25% + L (1.00% Floor)^	09/29/17	09/08/24	Senior	915,273	914,895
Envision Healthcare Corporation +, a	Cash 7.75% + L^	10/11/18	10/11/26	Mezzanine	3,765,450	2,523,228
Envision Healthcare Corporation +, a	Cash 3.75% + L^	06/04/19	10/10/25	Senior	992,481	851,465
Explorer Holdings, Inc. +, a	Cash 8.25% + L (1.00% Floor)^^	07/31/17	05/02/24	Second Lien	1,559,985	1,616,185
Galls, LLC +, a	Cash 6.25% + L (1.00% Floor)^	02/07/18	01/31/25	Senior	459,276	459,326
GHX Ultimate Parent Corporation +, a	Cash 3.25% + L (1.00% Floor)^^	07/25/17	06/22/24	Senior	982,125	989,038
Idera, Inc. +, a	Cash 4.50% + L (1.00% Floor)^	08/03/17	06/27/24	Senior	652,692	662,756
KENE Acquisition, Inc. +, a	Cash 8.25% + L (1.00% Floor)^^	08/08/19	08/08/26	Second Lien	1,462,500	1,456,211

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments —

December 31, 2019 (Unaudited) (continued)

Private Investments (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value*
KSLB Holdings, LLC +, a	Cash 8.75% + L (1.00% Floor)^	07/30/18	07/30/26	Second Lien	$2,935,385	$2,849,965
Ministry Brands, LLC +, a	Cash 4.00% + L (1.00% Floor)^	04/11/17	12/02/22	Senior	1,265,102	1,232,497
National Spine & Pain Centers, LLC +, a	Cash 4.50% + L (1.00% Floor)^	06/30/17	06/02/24	Senior	538,350	541,125
Pearl Intermediate Parent, LLC +, a	Cash 6.25% + L^	03/21/18	02/13/26	Second Lien	2,397,000	2,376,012
Peraton Corp. +, a	Cash 5.25% + L (1.00% Floor)^	06/09/17	04/29/24	Senior	582,000	585,000
Perforce Software, Inc. +, a	Cash 4.50% + L^^	07/19/19	07/01/26	Senior	1,695,750	1,698,938
Prometric Holdings, Inc. +, a	Cash 7.50% + L (1.00% Floor)^	01/29/18	01/29/26	Second Lien	519,250	526,845
Radiology Partners, Inc. +, a	Cash 4.75% + L^^	07/23/19	07/09/25	Senior	1,984,925	1,998,164
Radiology Partners, Inc. +, a	Cash 8.25% + L^^	08/10/18	07/09/26	Second Lien	4,032,399	3,951,751
Shermco Intermediate Holdings, Inc. +, a	Cash 4.50% + L (1.00% Floor)^	06/05/18	06/05/24	Senior	1,300,469	1,341,006
SSH Group Holdings, Inc. +, a	Cash 8.25% + L^^	08/21/18	07/30/26	Second Lien	2,120,000	2,141,200
TecoStar Holdings, Inc. +, a	Cash 8.50% + L (1.00% Floor)^	05/01/17	11/01/24	Second Lien	511,875	530,250
Vetcor Professional Practices LLC +, a	Cash 6.50% + L^^	07/02/18	07/02/26	Second Lien	3,312,000	3,326,242
Total North America (62.87%)						47,250,981

Rest of World (3.60%)
AI Sirona (Luxembourg) Acquisition S.a.r.l. +, a	Cash 4.75% + L^^^	10/12/18	07/10/26	Senior	$1,748,149	$1,719,741
AI Sirona (Luxembourg) Acquisition S.a.r.l. +, a	Cash 7.25% + E###	10/05/18	07/10/25	Second Lien	1,032,900	986,420
Total Rest of World (3.60%)						2,706,161

Western Europe (15.44%)
Altran Technologies S.A. +, a	Cash 2.75% + E##	04/10/18	03/20/25	Senior	$821,316	$829,274
Atlas Packaging GmbH +, a	Cash 7.75% + E#	09/14/18	07/31/26	Second Lien	2,768,622	2,732,353
CD&R Firefly Bidco Limited +, a	Cash 7.75% + L^^	06/21/18	06/18/26	Second Lien	2,180,749	2,187,202
Cidron Atrium SE +, a	Cash 7.00% + E (0.50% Floor)###	02/28/18	02/28/26	Second Lien	1,018,340	1,059,600
EG Finco Limited +, a	Cash 7.75% + E (1.00% Floor)###	06/21/18	04/20/26	Second Lien	1,426,400	1,454,475
Everest Bidco SAS +, a	Cash 7.50% + L (1.00% Floor)^^	07/10/18	07/04/26	Second Lien	1,993,457	1,929,268
RivieraTopco SARL +, a	PIK 8.50%; E (1.00% Floor)###	12/08/17	05/08/24	Mezzanine	1,385,626	1,408,332
Total Western Europe (15.44%)						11,600,504
Total Debt (86.46%)						$64,977,092

Total Private Investments (Cost $74,657,172)(97.47%)						$73,252,350

Total Investments (Cost $74,657,172)(97.47%)						73,252,350

Other Assets in Excess of Liabilities (2.53%)						1,900,662

Net Assets (100.00%)						$75,153,012

*	The Fair Value of any Investment may not necessarily reflect the current or expected future performance of such Investment or the Fair Value of the Fund's interest in such Investment. Furthermore, the Fair Value of any Investment has not been calculated, reviewed, verified or in any way approved by such Investment or its general partner, manager or sponsor (including any of its affiliates). Please see below for further detail regarding the valuation policy of the Fund.

+	The fair value of the investment was determined using significant unobservable inputs.

^	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of December 31, 2019 was 1.76%.

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments —

December 31, 2019 (Unaudited) (continued)

^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of December 31, 2019 was 1.91%.

^^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 6 month LIBOR plus a base rate. The 6 month LIBOR as of December 31, 2019 was 1.91%.

#	As of December 31, 2019, 1 month Euribor was -0.44%.

##	As of December 31, 2019, 3 month Euribor was -0.38%.

###	As of December 31, 2019, 6 month Euribor was -0.32%.

†	As of December 31, 2019, 1 month Bank Bill Swap Rate was 0.92%.

a	Private investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of December 31, 2019 was $73,252,350, or 100.00% of net assets. As of December 31, 2019, the aggregate cost of each investment restricted to resale was $2,940,000, $2,940,000, $150,000, $56,635, $0, $232,500, $250,000, $219,375, $548,143, $252,000, $256,811, $57,500, $3,365,425, $1,912,138, $1,470,451, $0, $1,935,698, $154,958, $482,275, $436,288, $1,975,669, $2,194,263, $979,569, $2,091,349, $1,425,918, $916,511, $3,698,261, $948,894, $1,571,989, $460,736, $983,798, $654,844, $1,427,389, $2,853,376, $1,270,427, $539,350, $2,389,659, $583,049, $1,687,719, $536,488, $1,975,604, $4,002,880, $1,312,134, $2,101,413, $515,495, $3,250,453, $1,711,392, $1,054,746, $904,725, $2,788,692, $2,189,055, $1,114,003, $1,486,024, $1,944,836 and $1,456,265, respectively, totaling $74,657,172.

b	Investment does not issue shares.

c	Investment has been committed to but has not been funded by the Fund.

Legend:

BBSY	- Bank Bill Swap Rate

E	- Euribor

L	- Libor

PIK	- Payment-in-kind

A summary of outstanding financial instruments at December 31, 2019 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Counterparty	Currency Purchased	Currency Sold		Value	Unrealized Appreciation (Depreciation)
March 18, 2020	Bank of America	$6,613,941		€5,900,000	$6,656,007	$(42,065)
March 18, 2020	Bank of America	$1,643,170	A$	2,400,000	$1,689,886	$(46,717)
January 15, 2020	Bank of America	$5,063,986		£3,900,000	$5,167,148	$(103,162)
						$(191,944)

The accompanying notes are an integral part of these Financial Statements.

The information contained in this section should be read in conjunction with the Fund’s audited financial statements contained in its annual report for the year ended March 31, 2019.

Investments held by the Fund constitute a diversified portfolio of predominantly credit-related instruments, including but not limited to, first and second lien senior secured loans, secured unitranche debt, unsecured debt (e.g., mezzanine debt), structurally subordinated instruments, as well as public debt, corporate bonds, other debt securities and equity investments (“Private Investments”).

Partners Group (USA) Inc. (the "Adviser") estimates the fair value of the Fund's Private Investments in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and the Fund's valuation procedures (the "Valuation Procedures") that have been approved by the Board. As authorized by the Valuation Procedures, the Adviser values the Fund's Private Investments in consultation with its affiliates. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund's Private Investments are valued.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Adviser and the Administrator monitor and review the methodologies of the various third-party pricing services that are employed by the Fund. The Adviser employs valuation techniques for Private Investments held by the Fund, which include discounted cash flow methods and market comparables.

The Adviser and one or more of its affiliates act as investment advisers to clients other than the Fund. Accordingly, the valuation attributed to a Private Investment held by the Fund and the valuation attributed to the same Private Investment held by another client of the Adviser or of one of its affiliates might differ as a result of differences in accounting, regulatory and other factors applicable to the Fund versus to such other client.

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-tier hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on a securities exchange or over-the-counter. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on any such date, the mean between the closing bid and ask prices on such date. The Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 – Pricing inputs are other than quoted prices in active markets (i.e., Level 1 pricing) and fair value is determined through the use of models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments that are generally included in this category include corporate notes, convertible notes, warrants and restricted equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

•	Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are equity and debt investments that are privately owned, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs are based on the Adviser’s estimates that consider a combination of various performance measurements including the timing of the transaction, the market in which the investment operates, comparable market transactions, performance and projections and various performance multiples as applied to earnings before interest, taxes, depreciation and amortization or a similar measure of earnings for the latest reporting period and forward earnings, brokers quotes as well as discounted cash flow analysis.

The following table presents the Fund’s investments at December 31, 2019 measured at fair value. Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed.

Investments	Level 1	Level 2	Level 3	Total
Private Investments:
Debt	$—	$—	$64,977,092	$64,977,092
Equity	—	—	8,275,258	8,275,258
Total Private Investments	$—	$—	$73,252,350	$73,252,350
Total Investments	$—	$—	$73,252,350	$73,252,350
Other Financial Instruments
Foreign Currency Exchange Contracts	$(191,944)	$—	$—	$(191,944)
Total Foreign Currency Exchange Contracts	$(191,944)	$—	$—	$(191,944)

The following is a reconciliation of the amount of the account balances on April 1, 2019 and December 31, 2019 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2019	Realized gain/(loss)	Net change in unrealized appreciation/ (depreciation)	Gross purchases	Gross sales	Net amortization of premium/ discount	Net transfers in or out of Level 3	Balance as of December 31, 2019
Private Investments:
Debt	$52,251,266	$(180,159)	$(755,916)	$17,587,258	$(4,022,656)	$97,299	$-	$64,977,092
Equity	7,222,940	-	116,244	939,264	(3,190)	-	-	8,275,258
Total Private Investments	$59,474,206	$(180,159)	$(639,672)	$18,526,522	$(4,025,846)	$97,299	$-	$73,252,350

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. For the period ended December 31, 2019, there were no transfers between levels.

The amount of the net change in unrealized depreciation for the period ended December 31, 2019 relating to investments in Level 3 assets still held at December 31, 2019 is $(792,662).

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of December 31, 2019.

Type of Security	Fair Value at December 31, 2019 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Private Investments:
Debt	$24,930	Broker quotes	Indicative quotes for an inactive market	n/a – n/a (n/a)
	$36,972	Discounted cash flow	Discount factor	4.30% - 20.79% (8.53%)
	$3,427	Recent financing	Recent transaction price	n/a – n/a (n/a)
Equity	$8,275	Market comparable companies	Enterprise value to EBITDA multiple	8.41x – 17.30x (12.80x)

*	Level 3 fair value includes accrued interest.

Level 3 equity investments valued using an unobservable input factor are directly affected by a change in that factor. For Level 3 debt investments, the Fund arrives at a fair value through the use of an earnings and multiples analysis or a discounted cash flows analysis that consider the credit risk and interest rate risk of the particular investment. Significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurement.

Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into either as a hedge or as a cross hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

During the period from April 1, 2019 to December 31, 2019, the Fund entered into 14 short forward foreign currency exchange contracts. The Fund had $442,509 in net realized gains and a $(260,658) change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts. The outstanding forward foreign currency exchange contract amounts at December 31, 2019 are representative of contract amounts during the period.